Exhibit 10.12

This instrument and the rights and obligations evidenced hereby and any security interests or other liens securing such obligations are subordinate in the manner and to the extent set forth in that certain Subordination And Intercreditor Agreement dated as of May 7, 2012 (as amended, restated or otherwise modified from time to time, the “Subordination Agreement”) among HUDSON BAY MASTER FUND LTD., as First Lien Collateral Agent (the “First Lien Collateral Agent”), COMVEST CAPITAL II, L.P. (the “Subordinated Creditor”), and DIGITAL DOMAIN MEDIA GROUP, INC. (the “Company”) to the indebtedness (including interest) owed by the Company, and the security interests and liens securing such indebtedness, pursuant to that certain Securities Purchase Agreement dated as of May 6, 2012 among the Company, First Lien Collateral Agent and the buyers from time to time party thereto, that certain Security And Pledge Agreement dated as of May 7, 2012 by and among the Company, First Lien Collateral Agent, and the grantors party thereto, that certain Canadian Security And Pledge Agreement dated as of May 7, 2012 by and among the Company, First Lien Collateral Agent, and the grantors party thereto, and various related documents, and to indebtedness refinancing the indebtedness under such documents as contemplated by the Subordination Agreement.  Each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

SECURITY AND PLEDGE AGREEMENT

SECURITY AND PLEDGE AGREEMENT, dated as of May 7, 2012 (this “Agreement”), is made by Digital Domain Media Group, Inc., a Florida corporation (the “Company”), and the undersigned subsidiaries of the Company (each a “Grantor” and collectively and together with the Company, the “Grantors”), in favor of Comvest Capital II, L.P., a Delaware limited partnership, as lender under the Debt Exchange Agreement (as defined below) (the “Lender”).

W I T N E S S E T H:

WHEREAS, Digital Domain Media Group, Inc., a Florida corporation (the “Company”) and the Lender are parties to the Debt Exchange Agreement of even date herewith (as amended, restated, replaced or otherwise modified from time to time, the “Debt Exchange Agreement”), pursuant to which the Company and the Lender have agreed, among other things, that the Remaining Outstanding Principal Balance (as defined in the Debt Exchange Agreement) will be exchanged into a new secured convertible note of the Company (as amended, restated, replaced or otherwise modified from time to time, the “Note”);

WHEREAS, each of the Grantors (other than the Company) (collectively, the “Guarantors”) has executed and delivered a Guaranty dated the date hereof (the “Guaranty”) in favor of the Lender, with respect to the Company’s obligations under the Debt Exchange Agreement, the Note and the Transaction Documents (as defined below);

WHEREAS, the Debt Exchange Agreement requires that the Grantors execute and deliver to the Lender this Agreement providing for the grant to the Lender of a security interest in all personal property of each Grantor to secure all of the Company’s obligations under the Debt Exchange Agreement, the Note, and the “Transaction Documents” (as defined in the Debt Exchange Agreement) and the Guarantors’ obligations under the Guaranty; and

WHEREAS, the Grantors have determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Grantors.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to perform under the Debt Exchange Agreement, each Grantor agrees with the Lender as follows:

SECTION 1.                                      Definitions.

(a)                                  Reference is hereby made to the Debt Exchange Agreement and the Note for a statement of the terms thereof.  All terms used in this Agreement and the recitals hereto which are defined in the Debt Exchange Agreement, the Note or in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Lender may otherwise determine; provided, further that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

(b)                                 The following terms shall have the respective meanings provided for in the Code:  “Accounts”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

(c)                                  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Event of Default” shall have the meaning set forth in the Note.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights).

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired or used by any Grantor (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Pledged Entity” means any issuer of Capital Stock.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2.                                      Grant of Security Interest.  As collateral security for all of the “Obligations” (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Lender, and grants to the Lender, a continuing security interest in all personal property of said Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(a)                                  all Accounts;

(b)                                 all Chattel Paper (whether tangible or electronic);

(c)                                  the Commercial Tort Claims specified on Schedule VI hereto;

(d)                                 all Deposit Accounts, all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Lender or any affiliate, representative, agent or correspondent of the Lender;

(e)                                  all Documents;

(f)                                    all Equipment;

(g)                                 all Fixtures;

(h)                                 all General Intangibles (including, without limitation, all Payment Intangibles);

(i)                                     all Goods;

(j)                                     all Instruments (including, without limitation, Promissory Notes and each certificated Security);

(k)                                  all Inventory;

(l)                                     all Investment Property;

(m)                               all Copyrights, Patents and Trademarks, and all Licenses;

(n)                                 all Letter-of-Credit Rights;

(o)                                 all Motor Vehicles;

(p)                                 all Supporting Obligations;

(q)                                 all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(r)                                    all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Each Grantor has agreed not to further encumber any of its Copyrights, Copyright applications, Copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any Licenses, Patents, Patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, Trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Grantor connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, without the Lender’s prior written consent, other than liens on such Collateral in favor of the First Lien Collateral Agent securing the Senior Debt (as defined in the Subordination Agreement).

In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce the Lender as aforesaid, each Grantor hereby grants to Lender a right of set-off against the property of such Grantor held by the Lender, consisting of property described above in Section 2 now or hereafter in the possession or custody of or in transit to the Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power; provided that such right shall only to be exercised after an Event of Default has occurred and is continuing.

SECTION 3.                                      Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now existing or hereafter incurred (collectively, the “Obligations”):

(a)                                  for so long as the Note is outstanding, (i) the payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Debt Exchange Agreement, the Note and the other Transaction Documents, and (ii) in the case of any Guarantors, the payment by such Guarantors, as and when due and payable of all “Guaranteed Obligations” under (and as defined in) the Guaranty, including, without limitation, in both cases, (A) all principal of and interest on the Note (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (B) all fees, interests, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents; and

(b)                                 for so long as the Note is outstanding, the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Lender under the Note.

SECTION 4.                                Representations and Warranties.  Each Grantor represents and warrants as of the date of this Agreement as follows:

(a)                                  Schedule I hereto sets forth (i) the exact legal name of each Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state.  The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects.  Such Grantor has not previously changed its name, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule I hereto.

(b)                                 Except as disclosed on Schedule VI, there is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any Governmental Authority or any arbitrator, or any order, judgment or award issued by any Governmental Authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Lender of any of its rights or remedies hereunder.

(c)                                  All Federal, state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Grantor or any property of any Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied (“GAAP”).

(d)                                 All Equipment, Fixtures, Goods and Inventory of each Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of each Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto, except that each Grantor will give the Lender written notice of any change in the location of any such Collateral within 20 days of such change, other than to locations set forth on Schedule III hereto (or a new Schedule III delivered by Grantors to Lender from time to time), and with respect to which the Lender has filed financing statements and otherwise fully perfected its Liens thereon or will take such actions pursuant to Section 5(m).  Each Grantor’s chief place of business and chief executive office, the place where each Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto.  None of the Accounts is evidenced by Promissory Notes or other Instruments.  Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of (i) each Promissory Note, Security and other Instrument owned by each Grantor and (ii) each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such account is maintained, the account number for each such account and a description of the purpose of each such account.  Set forth in Schedule II hereto is a complete and correct list of each trade name used by each Grantor and the name of, and each trade name used by, each person from which each Grantor has acquired any substantial part of the Collateral.

(e)                                  Each Grantor has delivered to the Lender complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represent all of the Licenses existing on the date of this Agreement.  Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its affiliates in respect thereof.  Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default under any material License by any such party has occurred and is continuing, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party (other than pursuant to contractual terms allocating economic benefits between the parties thereto, which are described on Schedule 4(d).

(f)                                    Each Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, and rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.  Schedule II hereto sets forth a true and complete list of all registered copyrights, issued Patents, Trademarks, and Licenses owned or used by each Grantor as of the date hereof.  To the best knowledge of each Grantor, all such Intellectual Property of each Grantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part.  Except as set forth in Schedule II, no such Intellectual Property is the subject of any licensing or franchising agreement.  Each Grantor has no knowledge of any conflict with the rights of others to any such Intellectual Property and, to the best knowledge of each Grantor, each Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by each Grantor.  No Grantor has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

(g)                                 Each Grantor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any Liens, except for Permitted Liens.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as (i) may have been filed in favor of the Lender relating to this Agreement or the other Security Documents or (ii) are described on Schedule 4(g) hereto.

(h)                                 The exercise by the Lender of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

(i)                                     No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, is required for (i) the grant by each Grantor, or the perfection, of the security interest purported to be created hereby in the

Collateral, or (ii) the exercise by the Lender of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto (or a new Schedule V delivered by Grantors to Lender from time to time), all of which financing statements have been duly filed and are in full force and effect or will be duly filed and in full force and effect, (B) with respect to Deposit Accounts, and all cash and other property from time to time deposited therein, for the execution of a control agreement with the depository institution with which such account is maintained, as provided in Section 5(i), (C) with respect to Commodity Contracts, for the execution of a control agreement with the commodity intermediary with which such commodity contract is carried, as provided in Section 5(i), (D) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (E) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (F) with respect to the perfection of the security interest created hereby in certificated Collateral, for the submission of an appropriate application requesting that the Lien of the Lender be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the applicable Grantor, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate Governmental Authority, (G) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, for the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Uniform Commercial Code as in effect in the applicable jurisdiction, (H) with respect to Investment Property constituting certificated securities or instruments, such items shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender; (I) with respect to Investment Property constituting uncertificated securities, the applicable Grantor will cause the issuer thereof either (i) to register the Lender as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Lender that such issuer will comply with instructions with respect to such security originated by the Lender without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Lender; (J) with respect to any Collateral that constitutes a Commodity Contract, the applicable Grantor shall cause the commodity intermediary with respect to such Commodity Contract to agree in an authenticated record with such Grantor and the Lender that such commodity intermediary will apply any value distributed on account of such Commodity Contract as directed by the Lender without further consent of such Grantor; (K) with respect to Deposit Accounts, all such accounts shall be maintained with a bank (the “Pledged Account Bank”) that has agreed, in a record authenticated by the Grantor, the Lender and the Pledged Account Bank, to (i) comply with instructions originated by the Lender during the pendency of an Event of Default directing the disposition of funds in the Deposit Account without the further consent of the Grantor and (ii) waive or subordinate in favor of the Lender all claims of the Pledged Account Bank to the Collateral in the account; (L) with respect to Electronic Chattel Paper, it shall be maintained so that the Lender has control of (i) the Electronic Chattel Paper in the manner specified in Section 9-105 of the Uniform Commercial Code and (ii) the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record; (M) with respect to Letter-of-Credit-Rights, for each Grantor maintaining all Letter-of-Credit Rights assigned to the Lender, including, without limitation, all letter-of-credit rights associated with the letters of credit, so that the Lender has control of the letter-of-credit rights in the manner specified in Section 9-107 of the Uniform Commercial Code; and (N) for the Lender having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C), (D), (E), (F), G), (H) and (I), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(j)                                     This Agreement creates in favor of the Lender a legal, valid and enforceable security interest in the Collateral, as security for the Obligations.  The performance of the Perfection Requirements results in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, second priority security interests (subject in priority solely to Liens of the First Lien Collateral Agent (as defined in the Subordination Agreement) securing the Senior Debt, as defined in the Subordination Agreement), subject to no other Liens other than Permitted Liens).  Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken or will be taken pursuant to Section 5(m), and, in the case of Collateral in which any Grantor obtains rights after the date hereof, will be duly taken, except for the Lender’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

(k)                                  As of the date hereof, no Grantor holds any Commercial Tort Claims or has knowledge of any pending Commercial Tort Claims, except for such Commercial Tort Claims described in Schedule VI.

(l)                                     All of the pledged Securities and Capital Stock (the “Pledged Equity”) is presently owned by the applicable Grantor as set forth in Schedule IV, and is presently represented by the certificates listed on Schedule IV hereto.  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity other than as contemplated and permitted by the Transaction Documents.  Each Grantor is the sole holder of record and the sole beneficial owner of the Pledged Equity, as applicable.  None of the Pledged Equity has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.  The Pledged Equity constitutes 100% or such other percentage as set forth of Schedule IV of the issued and outstanding shares of Capital Stock of the applicable Pledged Entity.

(m)                               Each Grantor hereby represents and warrants as of the date first written above as follows:

(i)                                     Such Grantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Agreement and each other Transaction

Document to which such Grantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect.

(ii)                                  The execution, delivery and performance by each Grantor of this Agreement and each other Transaction Document to which such Grantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Grantor or its properties do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (C) to such Grantor’s knowledge, do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

(iii)                               Each of this Agreement and the other Transaction Documents to which any Grantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(iv)                              There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

SECTION 5.                                Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding, unless the Lender shall otherwise consent in writing:

(a)                                  Further Assurances.  Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Lender may reasonably request in order to:  (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation:  (A) marking conspicuously all Chattel Paper and each License and, at the request of the Lender, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Lender, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B)  delivering and pledging to the Lender each Promissory Note, Security, Chattel Paper or other Instrument, now or hereafter owned by any Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender, (C) executing and filing (to the extent, if any, that any Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or that the Lender may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the

Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Lender may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Lender’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Lender, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Lender, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Lender in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Lender a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Lender, (G) upon the acquisition after the date hereof by any Grantor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest), causing the Lender to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Lender in accordance with Section 5(j) hereof; and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)                                 Location of Equipment and Inventory.  Each Grantor will keep the Equipment and Inventory (i) at the locations specified therefor on Schedule III hereto, or (ii) at such other locations set forth on Schedule III (or a new Schedule III delivered by Grantors to Lender from time to time) and with respect to which the Lender has filed financing statements and otherwise fully perfected its Liens thereon, or (iii) at such other locations in the United States, provided that within 20 days following the relocation of Equipment or Inventory to such other location or the acquisition of Equipment or Inventory, Grantor shall deliver to the Lender a new Schedule III indicating such new locations.

(c)                                  Condition of Equipment.  Each Grantor will maintain or cause the Equipment (necessary or useful to its business) to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment of any Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Lender may reasonably request to such end.  Any Grantor will promptly furnish to the Lender a statement describing in reasonable detail any such loss or damage in excess of $250,000 per occurrence to any Equipment.

(d)                                 Taxes, Etc.  Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e)                                  Insurance.

(i)                                     Each Grantor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Lender.  Subject to the loss payee provisions set forth in the Senior Debt Documents (as defined in the Subordination Agreement), each such policy for liability insurance shall provide for all losses to be paid on behalf of the Lender and any Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Lender.  Each such policy shall in addition (A) name the Lender as an additional insured party and loss payee thereunder (without any representation or warranty by or obligation upon the Lender) as its interest may appear, (B) subject to the loss payee provisions set forth in the Senior Debt Documents (as defined in the Subordination Agreement), contain an agreement by the insurer that, following and during the continuance of an Event of Default, any loss thereunder shall be payable to the Lender in its capacity as agent notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Lender for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Lender by the insurer.  Any Grantor will, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance and, as often as the Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance.  Any Grantor will also, at the request of the Lender, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii)                                  Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Equipment or Inventory, any Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) shall be paid to said Grantor as reimbursement for the costs of such repairs or replacements.

(iii)                               Notwithstanding subsection (e)(ii) above, following and during the continuance of an Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Lender and applied as specified in Section 7(b) hereof.

(f)                                    Provisions Concerning the Accounts and the Licenses.

(i)                                     Each Grantor will (A) give the Lender at least 30 days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule I hereto, (C) immediately notify the Lender upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate Records concerning the Accounts and Chattel Paper and permit representatives of the Lender during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such Records and Chattel Paper.

(ii)                                  Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, any Grantor may (and, at the Lender’s direction, will) take such action as any Grantor or the Lender may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Lender shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to any Grantor thereunder directly to the Lender or its designated agent and, upon such notification and at the expense of any Grantor and to the extent permitted by applicable law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any Grantor might have done.  After receipt by any Grantor of a notice from the Lender that the Lender has notified, intends to notify, or has enforced or intends to enforce any Grantor’s rights against the account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of any Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement) to be applied as specified in Section 7(b) hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, the Lender may (with the consent or at the request of the Requisite Holders) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Lender by wire transfer (to such account as the Lender shall specify, or in such other manner as the Lender shall direct) all or a portion of the securities, cash, investments and other items held by such institution for the benefit of said Grantor.  Any such securities, cash, investments and other items so received by the Lender shall be applied as specified in accordance with Section 7(b) hereof.

(iii)                               Upon the occurrence and during the continuance of any breach or default under any material License referred to in Schedule II hereto by any party thereto other than any Grantor, each Grantor party thereto will, promptly after obtaining knowledge thereof, give the Lender written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv)                              Each Grantor will, at its expense, promptly deliver to the Lender a copy of each notice or other communication received by it by which any other party to any material License referred to in Schedule II hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

(v)                                 Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect.  No Grantor will, without the prior written consent of the Lender, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License referred to in Schedule II hereto.

(g)                                 Transfers and Other Liens.

(i)                                     No Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except (A) Inventory in the ordinary course of business, and (B) non-material worn out or obsolete assets, not necessary to the business.

(ii)                                  No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h)                                 Intellectual Property.

(i)                                     If applicable, any Grantor shall, upon the Lender’s written request, duly execute and deliver the applicable Intellectual Property Security Agreement in the form attached hereto as Exhibit A.  Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the material Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the material Trademarks on each applicable trademark class of goods in order to so maintain such Trademarks in full force and free from any claim of abandonment for non-use, and each Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any material Intellectual Property may become invalidated.  Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the material Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.  If any material Intellectual Property (other than Intellectual Property described in the proviso to the first sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Lender and (y) to the extent any Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such

Intellectual Property.  Each Grantor shall furnish to the Lender from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Lender may reasonably request, all in reasonable detail.  Promptly upon request of the Lender, following receipt by the Lender of any such statements, schedules or reports, each Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property and License, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Lender, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Lender, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor will take such action as the Lender shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii)                                  In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Lender prior written notice thereof.  Upon request of the Lender, any Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Lender may reasonably request to evidence the Lender’s security interest hereunder in such Intellectual Property and the General Intangibles of any Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Lender its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible payment in full in cash of all of the Obligations in full.

(i)                                     Deposit, Commodities and Securities Accounts.  To the extent not already delivered to Lender on or prior to the date hereof, within thirty (30) days following the date hereof (or such later date as agreed to by Lender), each Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Lender a control agreement, in form and substance reasonably satisfactory to the Lender, duly executed by each Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Lender, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Lender to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of any Grantor, which instructions the Lender will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all Commodity Contracts, securities, Investment Property and other items of each Grantor deposited with such institution shall be subject to a perfected, second priority security interests (subject in priority solely to Liens of the First Lien Collateral Agent (as defined in the Subordination Agreement) securing the Senior Debt) in favor of the Lender, (iii) any right of set off (other than recoupment of standard fees), banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Lender, and (iv) upon receipt of written notice from the Lender during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Lender by wire transfer (to such account as the Lender shall specify, or in such other manner as the Lender shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it.  Without the prior written consent of the Lender, each Grantor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto.  The provisions of this paragraph 5(i) shall not apply to Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of each Grantor’s salaried or hourly employees.

(j)                                     Motor Vehicles.

(i)                                     Upon the Lender’s written request, each Grantor shall deliver to the Lender originals of the certificates of title or ownership for all motor vehicles with an individual value in excess of $50,000, owned by it with the Lender listed as lienholder, for the benefit of the Lender.

(ii)                                  Each Grantor hereby appoints the Lender as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable motor vehicles now owned or hereafter acquired by such Grantor to be retitled and the Lender listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Lender may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Lender a perfected Lien on the motor vehicles and exercising the rights and remedies of the Lender hereunder).  This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(iii)                               Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(iv)                              So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Lender shall execute and deliver to said Grantor such instruments as said Grantor shall reasonably request to remove the notation of the Lender as lienholder on any certificate of title for any motor vehicle; provided, however, that any such instruments shall be delivered, and the release effective, only upon receipt by the Lender of a certificate from any Grantor stating that such motor vehicle is to be sold or has suffered a casualty loss (with title thereto in such case passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that any Grantor will receive as sale proceeds or insurance proceeds.  Any proceeds of such sale or casualty loss shall be paid to the Lender hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

(k)                                  Control.  Each Grantor hereby agrees to take any or all action that may be necessary or that the Lender may reasonably request in order for the Lender to obtain control in accordance with Sections 9-105 — 9-107 of the Code with respect to the following Collateral:  (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

(l)                                     Inspection and Reporting.  Each Grantor shall permit the Lender, or any agent or representatives thereof or such professionals or other Persons as the Lender may designate, during normal business hours, after reasonable notice in the absence of an Event of Default and not more than once a year in the absence of an Event of Default, (i) to examine and make copies of and abstracts from any Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of any Grantor from time to time, and (iv) to conduct audits, physical counts, appraisals and/or valuations, and examinations at the locations of any Grantor.  Each Grantor shall also permit the Lender, or any agent or representatives thereof or such professionals or other Persons as the Lender may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other professional representatives.

(m)                               Future Subsidiaries.  If (A) any Inactive Subsidiary shall, after the date hereof, acquire any assets, incur any liabilities or engage in any business, simultaneously with the acquisition of such assets, incurrence of such liabilities or undertaking of such business, or (B) any Grantor shall hereafter create or acquire any Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, Grantors (i) shall cause such Inactive Subsidiary or Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, (ii) shall deliver to the Lender revised Schedules to this Agreement, as appropriate, (iii) shall cause such Inactive Subsidiary or Subsidiary to duly execute and deliver a guaranty of the Obligations in favor of the Lender in form and substance reasonably acceptable to the Lender, and (iv) shall cause such Inactive Subsidiary or Subsidiary to duly execute and/or deliver such opinions of counsel and other documents, in form and substance reasonably acceptable to the Lender, as the Lender shall reasonably request with respect thereto; provided, that no Grantor shall pledge Capital Stock in excess of shares representing 100% of the nonvoting Capital Stock and 65% of the total combined voting power of all classes of Capital Stock entitled to vote of any and all Persons now or hereafter existing who is a Subsidiary organized under the laws of a jurisdiction other than the United States, any states thereof or the District of Columbia (a “Foreign Subsidiary”), if such action would result in material adverse, incremental tax liabilities to such Grantor under Section 956 of the IRC.  Each Grantor hereby authorizes Lender to attach such revised Schedules to this Agreement and agrees that all Pledged Equity listed on any revised Schedule delivered to Lender shall for all purposes hereunder be considered Collateral.  The Grantors agree that the pledge of the shares of Capital Stock acquired by a Grantor of Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges, or other similar agreements or instruments, executed and delivered by the relevant Grantor in favor of the Lender, which pledge agreements will provide for the pledge of such shares of Capital Stock in accordance with the laws of the applicable foreign jurisdiction.  With respect to such shares of Capital Stock, the Lender may, at any time and from time to time, in its sole discretion, take actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Capital Stock.

SECTION 6.                                Additional Provisions Concerning the Collateral.

(a)                                  To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Lender, in connection with the perfection of the security interests hereunder, to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Lender at any time and from time to time to file one or more financing or continuation statements, and amendments thereto relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Lender may determine regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Lender has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)                                 Each Grantor hereby irrevocably appoints the Lender as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender’s discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of each Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Lender with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Lender with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(c)                                  For the purpose of enabling the Lender to exercise rights and remedies hereunder, at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Debt Exchange Agreement that limit the right of any Grantor to dispose of its property, and Section 5(g) and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, any Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Lender shall from time to time, upon the request of any Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).  Further, upon the indefeasible payment in full in cash of all of the Obligations, the Lender (subject to Section 10(e) hereof) shall release and reassign to each Grantor all of the Lender’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Lender shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by each Grantor in accordance with the second sentence of this clause (c).  Each Grantor hereby releases the Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Lender under the powers of attorney granted herein other than actions taken or omitted to be taken through the Lender’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)                                 If any Grantor fails to perform any agreement or obligation contained herein, the Lender may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Lender, and the expenses of the Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

(e)                                  The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)                                    Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Lender shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g)                                 As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the applicable Grantor:

(i)                                     Each Grantor shall have the right, from time to time, to vote and give consents with respect to the Pledged Equity, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Debt Exchange Agreement or any other Transaction Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Lender in respect of the Pledged Equity or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Debt Exchange Agreement):

(A)                              the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(B)                                the consolidation or merger of a Pledged Entity with any other Person;

(C)                                the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Lender;

(D)                               any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Capital Stock; or

(E)                                 the alteration of the voting rights with respect to the Capital Stock of a Pledged Entity.

(h)                                 (i)                                     Each Grantor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Equity to the extent not in violation of the Debt Exchange Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity;  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

(ii)                                  all dividends and interest (other than such cash dividends and interest as are permitted to be paid to any Grantor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Equity, whenever paid or made, shall be delivered to Lender to hold as Pledged Equity and shall, if received by any Grantor, be received in trust for the benefit of Lender, be segregated from the other property or funds of such Grantor, and be forthwith delivered to Lender as Pledged Equity in the same form as so received (with any necessary endorsement).

SECTION 7.                                Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing:

(a)                                  The Lender may (with the consent or at the direction of the Requisite Holders) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Lender’s name or into the name of its nominee or nominees (to the extent the Lender has not theretofore done so) and thereafter receive all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of its respective Collateral as directed by the Lender and make it available to the Lender at a place or places to be designated by the Lender that is reasonably convenient to both parties, and the Lender may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Lender’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Lender may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification.  The Lender shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given.  The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Lender accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof.  Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Lender shall be made without warranty, (ii) the Lender may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.  In addition to the foregoing, (1) upon written notice to any Grantor from the Lender after and during the continuance of an Event of Default, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Lender may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (3) the Lender may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)                                 Any cash held by the Lender as Collateral and all Cash Proceeds received by the Lender in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Lender pursuant to Section 8 hereof) by the Lender against, all or any part of the Obligations in such order as provided in the Debt Exchange Agreement and the Note.  Any surplus of such cash or Cash Proceeds held by the Lender and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)                                  In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Lender to collect such deficiency.

(d)                                 To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Lender (i) to fail to incur expenses deemed significant by the Lender to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Lender would be commercially reasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this section.  Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any rights to any Grantor or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

(e)                                  The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Lender’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that any Grantor lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8.                                Indemnity and Expenses.

(a)                                  Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Lender harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)                                 Each Grantor agrees, jointly and severally, to pay to the Lender upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Lender and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Lender), which the Lender may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 9.                                      Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to any Grantor to it at the address of the

Company below, and if to the Lender, to it at its address specified on the signature pages below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 9.  All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mail, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.  For the avoidance of doubt, each of the Foreign Subsidiaries, as Grantors, hereby appoints the Company as its agent for receipt of service of process and all notices and other communications in the United States at the address of the Company specified below.

SECTION 10.                                Miscellaneous.

(a)                                  No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Lender (with the consent or at the direction of the Requisite Holders), and no waiver of any provision of this Agreement, and no consent to any departure by said Grantor therefrom, shall be effective unless it is in writing and signed by said Grantor and the Lender (with the consent or at the direction of the Requisite Holders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)                                 No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Lender provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Lender under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c)                                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)                                 This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Lender may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to the extent permitted by the Debt Exchange Agreement, to any other

Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Lender shall mean the assignee of the Lender.  None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender, and any such assignment or transfer without the consent of the Lender shall be null and void.

(e)                                  Upon the indefeasible payment in full in cash of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Lender will, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)                                    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).  FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(g)                                 ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS.  EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(h)                                 EACH GRANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO, SUCH SERVICE TO BECOME EFFECTIVE

TEN (10) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

(i)                                     EACH GRANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH GRANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

(j)                                     Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any Grantor at its address provided herein, such service to become effective 10 days after such mailing.

(k)                                  Nothing contained herein shall affect the right of the Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

(l)                                     Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(m)                               Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(n)                                 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement.  Delivery of any executed counterpart of a signature page of this Agreement by pdf, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(o)                                 This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender or by any other Person upon the insolvency, bankruptcy or reorganization of the Company or any Grantor or otherwise, all as though such payment had not been made.

SECTION 11.                                Possessory Collateral/Control.

Notwithstanding anything to the contrary set forth herein, to the extent that any Grantor is required to give physical possession of or “control” (as defined in the UCC) over any Collateral to Lender hereunder, until such time as the Senior Debt (as defined in the Subordination Agreement) is Paid in Full (as defined in the Subordination Agreement), such requirement shall be deemed satisfied if the First Lien Collateral Agent has physical possession of or “control” (as defined in the UCC) over such Collateral on behalf of Comvest pursuant to Section 2.10 of the Subordination Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

DIGITAL DOMAIN MEDIA GROUP, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	10250 SW Village Parkway
Port St. Lucie, FL 34987

	Facsimile:	(772) 345-8114

Security and Pledge Agreement

(Subordinated)

GRANTORS:

DIGITAL DOMAIN MEDIA GROUP, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

D2 SOFTWARE, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

DDH LAND HOLDINGS, LLC

By:	/s/ John C . Textor
Name: John C. Textor
Title: Chief Executive Oficer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

Security and Pledge Agreement

(Subordinated)

DDH LAND HOLDINGS II, LLC

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

DIGITAL DOMAIN

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

DIGITAL DOMAIN INSTITUTE, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chairman

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

Security and Pledge Agreement

(Subordinated)

DIGITAL DOMAIN INTERNATIONAL, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

DIGITAL DOMAIN PRODUCTIONS, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

DIGITAL DOMAIN STEREO GROUP, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

Security and Pledge Agreement

(Subordinated)

DIGITAL DOMAIN TACTICAL, INC.

By:	/s/ Mark Covey
Name: Mark Covey
Title: President

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

MOTHERSHIP MEDIA, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

TRADITION STUDIOS, INC.

By:	/s/ John C. Textor
Name: John C. Textor
Title: Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile: (772) 345-8114

Security and Pledge Agreement

(Subordinated)

ACCEPTED BY:

COMVEST CAPITAL II, L.P.,
as Lender

By:	Comvest Capital II Partners, L.P.,
its General Partner

By:	Comvest Capital II Partners UGP, LLC,
its General Partner

By:	/s/ Robert O’Sullivan
Name: Robert O’Sullivan
Title: Managing Partner

Address:	Comvest Capital II, L.P.
525 Okeechobee Boulevard, Suite 1050
West Palm Beach, Florida 33401
Attention: Robert O’Sullivan

Facsimile:	(561) 727-1798

EXHIBIT A

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”), dated                 ,         , is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Comvest Capital II, L.P., a Delaware limited partnership, as Lender (the “Lender”) (as defined in the Debt Exchange Agreement referred to below).  All capitalized terms not otherwise defined herein shall have the meanings respectively ascribed thereto in the Security Agreement (as defined below).

WHEREAS, Digital Domain Media Group, Inc., a Florida corporation (the “Company”) and the Lender are parties to the Debt Exchange Agreement of even date herewith (as amended, restated, replaced or otherwise modified from time to time, the “Debt Exchange Agreement”), pursuant to which the Company and the Lender have agreed, among other things, that the Remaining Outstanding Principal Balance (as defined in the Debt Exchange Agremeent) will be exchanged into a a new secured convertible note of the Company (as amended, restated, replaced or otherwise modified from time to time, the “Note”);

WHEREAS, the Debt Exchange Agreement requires that the Grantors execute and deliver to the Lender that certain Security and Pledge Agreement dated May     , 2012 made by the Grantors to the Lender (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Lender a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

WHEREAS, the Grantors have determined that the execution, delivery and performance of this IP Security Agreement directly benefits, and is in the best interest of, the Grantors.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to perform under the Debt Exchange Agreement, each Grantor agrees with the Lender as follows

SECTION 1.  Grant of Security.  Each Grantor hereby grants to the Lender security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)            the Patents and Patent applications set forth in Schedule A hereto;

(ii)           the Trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in

United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

(iii)          all Copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

(iv)          all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of and as applicable to any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v)           any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)          any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2.  Security for Obligations.  The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Note and the Transaction Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.  Recordation.  Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer (and any state, foreign or other authority to which this IP Security Agreement is submitted) record this IP Security Agreement (and any corresponding or separate forms of such jurisdiction) in order to publicly reflect the interests of the Lender in the Collateral.

SECTION 4.             Newly Registered Patents, Trademarks and Copyrights.  Each Grantor hereby agrees to provide the Lender every quarter, a schedule of newly registered Patents, Trademarks and Copyrights (if any).

SECTION 5.             Power of Attorney.  Each Grantor hereby irrevocably grants to the Lender a power of attorney, to act as such Grantor’s attorney-in-fact, with full authority in the name, place and stead of such Grantor, from time to time in the Lender’s discretion, to take any

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action and to execute any instrument that the Lender may reasonably deem necessary or advisable to accomplish the purposes of this IP Security Agreement.  This authority includes, without limitation, the following:

(i)            To modify or amend (in the sole discretion of the Lender and without first obtaining such Grantor’s approval thereof or signature thereto) Schedule A, Schedule B and/or Schedule C hereof, as appropriate, to include references to any registered intellectual property (or application or license therefor) acquired by such Grantor after the execution hereof or to delete any reference to any Collateral in which such Grantor no longer has or claims any right, title or interest;

(ii)           To execute, file and pursue (in the sole discretion of the Lender and without first obtaining such Grantor’s approval thereof or signature thereto, unless otherwise prohibited by applicable law) any application, form or other document in order to perfect, maintain, continue or otherwise protect the Lender’s interest or such Grantor’s rights in the Collateral, including, without limitation, executing and filing (i) any financing statement, any continuation statement or any amendment thereto, and (ii) any document in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or the relevant office of any state or foreign jurisdiction (including, without limitation, the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings) and to pay any fees and taxes in connection therewith or otherwise; and

(iii)          To execute any document required to acknowledge, register or perfect the interest of the Lender in any part of the Collateral without the signature of such Grantor unless prohibited by applicable law.

SECTION 6.  This IP Security Agreement has been entered into in conjunction with the provisions of and the security interest granted to the Lender under the Security Agreement.  The rights and remedies of the Grantor and the Lender with respect to the security interests granted herein are in addition and without prejudice to those set forth in the Security Agreement, all terms and provisions of which are hereby incorporated herein by reference.  In the event that any provisions of this IP Security Agreement are deemed to conflict with the Security Agreement or the Note or Transaction Documents, the provisions of the Security Agreement or the Note or Transaction Documents shall govern.

SECTION 7.  Execution in Counterparts.  This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 8.  Grants, Rights and Remedies.  This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Lender with respect to the Collateral are more fully set forth in the

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Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 9.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTORS:

DIGITAL DOMAIN MEDIA GROUP, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

D2 SOFTWARE, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DDH LAND HOLDINGS, LLC

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DDH LAND HOLDINGS II, LLC

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DIGITAL DOMAIN

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DIGITAL DOMAIN INSTITUTE, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DIGITAL DOMAIN INTERNATIONAL, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DIGITAL DOMAIN PRODUCTIONS, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DIGITAL DOMAIN STEREO GROUP, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

DIGITAL DOMAIN TACTICAL, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

MOTHERSHIP MEDIA, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

TRADITION STUDIOS, INC.

By:
Name:
Title:

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:

STATE OF

ss.:

COUNTY OF

On this          day of                               , 20    , before me personally came                                 , to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the                                  of                                                                               , a                                         , and that s/he executed the foregoing instrument in the firm name of                                                                               , and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.